EXHIBIT 10.24

                               SECURITY AGREEMENT
                               ------------------


     THIS SECURITY AGREEMENT ("Agreement") is entered into as of this 30th day of September, 2001, by and between FGFC Holdings, Inc., a California corporation ("Secured Party"), and EMB Corporation, a Hawaii corporation ("EMB"). Capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to them in the Note (as hereinafter defined).

     WHEREAS, EMB entered into a Purchase Agreement with Secured Party and First Guaranty Financial Corporation ("FGFC") on September 30, 2001 (the "Purchase Agreement"), for the acquisition by EMB from Secured Party of all of the common stock of FGFC"; and

     WHEREAS, in connection with such Purchase Agreement, EMB has executed a Secured Promissory Note of even date herewith in favor of Secured Party in the principal amount of Five Hundred Thousand Dollars ($500,000.00) (the "Note"), the terms of which are incorporated herein by reference and made a part hereof; and

     WHEREAS, to secure payment and performance of EMB's duties and obligations under the Note, EMB has agreed to grant Secured Party a continuing security interest in the 10,000 shares of common stock of FGFC and the 100,000 shares of Series A convertible preferred stock of FGFC that were acquired by the Company in connection with the Purchase Agreement, subject to the terms and conditions set forth herein and in the Note;

     NOW, THEREFORE, in consideration of the premises and mutual covenants set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, EMB and Secured Party, intending to be legally bound hereby, agree as follows:

     1.   Security Interest.
          -----------------

          (a) To secure payment and performance of EMB's "Obligations" (as hereinafter defined) under the Note, EMB hereby pledges, assigns, transfers and grants to Secured Party a continuing security interest in the following: Ten thousand (10,000) shares of common stock of FGFC, one hundred thousand (100,000) shares of Series A convertible preferred stock of FGFC, together with the dividends, rights, options, issues, products, proceeds and profits therefrom (collectively, the "Collateral Shares"). The interest of Secured Party in the Collateral Shares is a first priority lien and security interest in and to the Collateral Shares. In addition to a stock certificate representing the Collateral Shares, EMB shall deliver to the Collateral Agent EMB's undated assignment separate from such certificate executed in blank, together with such other assignments, agreements, instruments and documents (collectively, the "Assignment Documentation") as Secured Party from time to time may reasonably require and as may be necessary or expedient to facilitate the transfer thereof. The Collateral Shares and the Assignment Documentation shall be held and distributed by the Collateral Agent in accordance with the terms and conditions of the Note and this Agreement; and

          (b) The Collateral Shares referenced by Subparagraph (a)(i) of this Section, shall hereinafter also be referred to as the "Collateral".

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          (c) EMB expressly understands and agrees that the security interest granted to Secured Party hereunder shall remain as security for payment and performance of EMB's Obligations, whether now existing or that may hereafter be incurred by future advances or otherwise. Notice of the continuing grant of these security interests shall, therefore, not be required to be stated on the face of any document representing any such Obligations, nor otherwise identify such document as being secured hereby.

     2.   Definitions.  The following terms shall have the following meanings:
          -----------

          (a) "Loan Documents" means this Agreement, and any and all agreements, notes, guaranties, instruments, security agreements, mortgages, assignments, and documents evidencing, governing, securing or relating in any way to any of the Obligations, including without limitation, that certain Note in the original principal amount of $500,000.00 from EMB in favor of Secured Party of even date herewith and that certain Form UCC-1 Financing Statement executed by the parties of even date herewith; and

          (b) "Obligations" means any and all indebtedness, obligations, liabilities, contracts, indentures, agreements, warranties, covenants, guaranties, representations, provisions, terms and conditions of whatever kind with regard to the Loan Documents, whether due or to become due, absolute or contingent, now existing or hereafter incurred or arising, whether or not otherwise guaranteed or secured and whether evidenced by any note or draft or documented on the books and records of Secured Party or otherwise on open account, including without limitation, all costs, expenses, fees, charges and attorneys' and other professional fees incurred by Secured Party in connection with, involving or related to the administration, protection, modification, collection, enforcement, preservation or defense of any of Secured Party's rights with respect to any of the Obligations, the Collateral or any agreement, instrument or document evidencing, governing, securing or relating to any of the foregoing, including without limitation, all costs and expenses incurred in inspecting or surveying mortgaged real estate, if any, or conducting environmental studies or tests, and in connection with any "workout" or default resolution negotiations involving legal counsel or other professionals and any renegotiation or restructuring of any of the Obligations.

     3. EMB's Representations and Warranties. EMB makes the following representations and warranties hereunder and upon which Secured Party relies:

          (a) Authority. EMB has full power and authority to enter into and perform the Obligations under this Agreement, to execute and deliver the Loan Documents and to incur the obligations provided for herein and therein, all of which have been duly authorized by all necessary and proper corporate action. No other consent or approval or the taking of any other action is required as a condition to the validity or enforceability of this Agreement or any of the other Loan Documents.

          (b) Binding Agreements. This Agreement and the other Loan Documents constitute the valid and legally binding obligations of EMB, enforceable in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

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          (c) No Conflicting Law or Agreements. The execution, delivery and performance by EMB of this Agreement and the other Loan Documents: (i) do not violate any provision of the bylaws of EMB, (ii) do not violate any order, decree or judgment, or any provision of any statute, rule or regulation, (iii) do not violate or conflict with, result in a breach of or constitute (with notice or lapse of time, or both) a default under any mortgage, indenture, contract or other agreement to which EMB is a party, or by which any of EMB's properties are bound, or (iv) except for the lien granted to Secured Party hereunder, do not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any property or assets of EMB.

          (d) Collateral. EMB is and shall continue to be the sole owner of the Collateral free and clear of all liens, encumbrances, security interests and claims, except for the liens granted to Secured Party hereunder. EMB is fully authorized to sell, transfer, pledge and/or grant a security interest in the Collateral to Secured Party. All documents and agreements related to the Collateral shall be true and correct and in all respects what they purport to be; all signatures and endorsements that appear thereon shall be genuine and all signatories and endorsers shall have full capacity to contract. None of the transactions underlying or giving rise to the Collateral shall violate any applicable state or federal laws or regulations. All documents relating to the Collateral shall be legally sufficient under such laws or regulations and shall be legally enforceable in accordance with their terms. EMB agrees to defend the Collateral against the claims of all persons other than Secured Party, except as expressly reserved or otherwise provided herein.

     4. Covenants of EMB. EMB covenants and agrees that from the date hereof until full and final payment and performance of all Obligations EMB shall:

          (a) Financial Information. Deliver to Secured Party promptly upon Secured Party's request, such documentation and information about EMB's financial condition, business and/or operations as Secured Party may, at any time and from time to time, reasonably request, including without limitation, monthly unaudited interim, quarterly unaudited interim and annual audited or unaudited financial statements, and such other records and documentation as shall reasonably related to Secured Party's interest as a secured creditor of EMB under the terms of the Note.

          (b) Litigation. Promptly advise Secured Party of the commencement or threat of litigation, including arbitration proceedings and any proceedings before any governmental agency, or any other legal action (collectively, "Litigation"), which is instituted against EMB in connection with the Collateral or which might jeopardize the first lien of Secured Party as against the Collateral.

          (c) Maintenance of Existence. Maintain its corporate existence, and comply with all valid and applicable statutes, rules and regulations, and maintain its properties in good repair, working order and operating condition. EMB shall immediately notify Secured Party of any event causing material loss in the value of its assets.

          (d) Collateral Duties. Do whatever Secured Party may reasonably request from time to time by way of obtaining, executing, delivering and filing financing statements, assignments, landlord's or mortgagee's waivers, and other notices and amendments and renewals thereof, and EMB will take any and all steps

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and observe such formalities as Secured Party may reasonably request in order to create and maintain a valid and enforceable first lien upon, pledge of, and first priority security interest in, any and all of the Collateral. Secured
Party is authorized to file financing statements without the signature of EMB and to execute and file such financing statements on behalf of EMB as specified by the UCC to perfect or maintain Secured Party's security interest in all of the Collateral.

          (e) Notice of Default. Provide to Secured Party, not later than five
(5) business days after becoming aware of the occurrence or existence of an Event of Default (as defined in the Note) or a condition which would constitute an Event of Default but for the giving of notice or passage of time on both, notice in writing of such Event of Default or condition.

          (f) Maintenance of Current Public Information. EMB agrees to use its best efforts to make available "adequate current public information" concerning itself within the meaning of Rule 144(c) promulgated under the Securities Act of 1933, as amended. Notwithstanding anything herein to the contrary, this covenant shall continue until the 15th month after the payment in full of the Obligations and shall survive the termination of this Agreement.

     5.   Additional Rights of Secured Party.
          ----------------------------------

          (a) Upon the occurrence of an Event of Default as defined in the Note, EMB hereby constitutes and appoints Secured Party (with full power of substitution) its true and lawful attorney and agent in fact to take any or all of the actions described below in Secured Party's or EMB's name and at EMB's expense, and EMB hereby ratifies and confirms all actions so taken:

                    (i) Evidence of Liens. Secured Party may execute such financing statements and other documents and take such other actions as Secured Party deems reasonably necessary or proper in order to create, perfect or continue the security interest and other liens provided for by this Security Agreement, and Secured Party may file the same (or a photocopy of this Security Agreement or of any financing statement signed by EMB) in any appropriate governmental office.

                    (ii) Preservation of Collateral. Secured Party may take any and all action that Secured Party deems reasonably necessary or proper to preserve his interest in the Collateral, including, without limitation, the payment of debts of EMB, which, if unpaid, might materially impair the Collateral or Secured Party's security interest therein; or the payment of taxes, assessments or other liens thereon. All sums so expended by Secured Party shall be added to the Obligations, shall be secured by the Collateral, and shall be payable thirty (30) days following Secured Party's written demand.

                    (iii) Secured Party's Right to Cure. In the event EMB fails to perform any of its obligations, then Secured Party may perform the same but shall not be obligated to do so. All sums so expended by Secured Party shall be added to the Obligations, shall be secured by the Collateral, and shall be payable thirty (30) days following Secured Party's written demand.

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          (b) EMB covenants and agrees that the power of attorney granted by the foregoing subsection (a) is coupled with an interest and shall be irrevocable so long as this Security Agreement is in force; that said powers are granted solely for the protection of Secured Party's interest and that Secured Party shall have no duty to exercise any thereof; that the decision whether to exercise any of such powers, and the manner of exercise, shall be solely within Secured Party's reasonable discretion.

     6.   Remedies of Secured Party in Respect of the Collateral Shares.
          -------------------------------------------------------------

          (a) Upon the occurrence of any Event of Default (as defined in the Note), Secured Party shall have the right, following expiration of any time period during which EMB may have the right to cure such default, to declare all of the Obligations to be immediately due and payable and shall then, in respect of the Collateral Shares, have the rights and remedies of a secured party under the Uniform Commercial Code or under any other applicable law, including, without limitation to take possession of the Collateral Shares. Following an Event of Default, Secured Party shall have the right, following expiration of any time period during which EMB may have the right to cure such default, to immediately make written demand upon the Collateral Agent to deliver the Collateral Shares and the Assignment Documentation to Secured Party. Not later than five (5) days after the Collateral Agent's receipt of such written demand, the Collateral Agent shall make delivery, in accordance with Secured Party's demand, of the certificate representing the Collateral Shares together with the Assignment Documentation in blank or completed as Secured Party shall have specified unless, prior to the end of such five (5) day period, EMB shall have given written notice to the Collateral Agent and to Secured Party in good faith disputing the occurrence of the Event of Default and directing the Collateral Agent to withhold the delivery of the Collateral Shares and the Assignment Documentation. Upon receipt of such written notice from EMB, the Collateral Agent shall not deliver the Collateral Shares and the Assignment Documentation to any person other than into court until the controversy shall have been settled either by an agreement or by a final judgment of a court of competent jurisdiction. Each party shall be entitled to reimbursement by the other of its reasonable attorneys fees and costs and other reasonable expenses incurred in the event that a court of competent jurisdiction shall determine in its favor (that is, as to Secured Party, that an Event of Default shall have occurred following EMB's dispute of same; and that is, as to EMB, that an Event of Default shall not have occurred), notwithstanding a party's good faith in asserting the existence of an Event of Default (in the case of Secured Party) or the absence thereof (in the case of EMB).

          (b) Upon the delivery to Secured Party of the Collateral Shares and the Assignment Documentation pursuant to Section 6(a) above, Secured Party may date any of the Assignment Documents and participate as the owner of the Collateral Shares in the election of directors and may exercise such other rights as a stockholder of FGFC as he may, in his sole and absolute discretion, see fit. In addition to the foregoing remedies, Secured Party may be the purchaser of any or all of the Collateral Shares sold at any public or private sale and thereafter hold the same, absolutely, free and clear of and from any and all claims or rights of any kind whatsoever. EMB hereby acknowledges and agrees that ten days' notice shall be deemed commercially reasonable notice with respect to the time and place of any public sale or the time after which any private sale or any other intended disposition of the Collateral Shares is to be made, and, in the case of any notice to EMB of a private sale, such notice shall advise EMB of the terms and conditions of the sale as are then known to Secured Party. Recognizing the possibility that there may be no adequate market for the Collateral Shares or that the sale of the Collateral Shares may require

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registration under the Securities Act of 1933 or qualification under other state or federal laws relating to securities, EMB specifically authorizes a private sale of all or any of the Collateral Shares without attempts by Secured Party to approach more than one possible purchaser.

          (c) The proceeds of any sale of any of the Collateral Shares shall be applied to expenses, including, without limitation, attorney's fees to the fullest extent allowable by law, reasonably incurred in connection with such sales, the collection of the Note, and the prosecution or defense of any proceeding related thereto, and then to the payment or satisfaction of the Note. In the event the proceeds of any sale or other disposition of the Collateral hereunder, are insufficient to pay all of the Obligations in full, EMB will be liable for the deficiency, together with interest thereon, at the maximum rate allowable by law, and the costs and expenses of collection of such deficiency, including (to the extent permitted by law) without limitation, attorney's fees, expenses and disbursements. From and after the occurrence of an Event of Default, and the expiration of any time period during which EMB may have the right to cure such default, and unless and until the Note has been fully paid and satisfied, Secured Party shall be entitled to act with respect to the Collateral Shares in all matters or events, and to exercise all rights and privileges, to the maximum extent permitted by law, as an absolute owner of the Collateral Shares and to hold all proceeds from the sale thereof as part of the Collateral hereunder.

     7. Costs and Expenses. Upon the occurrence of an Event of Default as defined in the Note, EMB agrees to pay on demand all of Secured Party's reasonable expenses in collecting, enforcing, safeguarding, holding and disposing of Collateral, and all other losses, costs and expenses incurred by Secured Party in connection with the enforcement of this Security Agreement, the Note or the Loan Documents, or in connection with legal advice relating to the rights or responsibilities of Secured Party under any thereof (including in each case, without limitation, the reasonable fees and out-of-pocket expenses of attorneys, accountants and appraisers).

     With respect to any amount advanced by Secured Party and required to be reimbursed by EMB pursuant to any provision of this Security Agreement, EMB shall also pay Secured Party interest on such amount at the rate from time to time applicable to overdue principal of the Note from the date on which EMB receives written notice of the expenditure to the date of reimbursement. EMB's obligations under this Section 7 shall survive payment of the Note and the other Obligations.

     8. Waivers; Etc. EMB hereby waives presentment, demand, notice, protest and all other demands and notices in connection with this Agreement or the enforcement of Secured Party's rights hereunder or in connection with any Obligations or any Collateral; and consents to and waives notice of: (a) the granting of renewals, extensions of time for payment or other indulgences to EMB or to any account debtor in respect of any account receivable of EMB; (b) substitution, release or surrender of any Collateral; (c) the addition or release of persons primarily or secondarily liable on any of the Obligations or on any account receivable or other Collateral; and (d) the acceptance of partial payments on any Obligations or on any account receivable or other Collateral and/or the settlement or compromise thereof. No delay or omission on the part of Secured Party in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder. Any waiver of any such right on any one occasion shall not be construed as a bar to or waiver of any such right on any such future occasion.

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EMB'S WAIVERS UNDER THIS SECTION HAVE BEEN MADE VOLUNTARILY, INTELLIGENTLY,
KNOWINGLY, WITHOUT DURESS AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS THEREOF.

     9. Termination; Assignment; Etc. This Agreement and the security interest in the Collateral created hereby shall terminate when all of the Obligations have been paid and finally discharged in full. No waiver by Secured Party or by any other holder of the Obligations of any default shall be effective unless in writing signed by Secured Party nor shall any waiver granted on any one occasion operate as a waiver of any other default or of the same default on a future occasion. In the event of a sale or assignment by Secured Party of all or any of the Obligations held by Secured Party, Secured Party may not assign or transfer its respective rights and interests under this Agreement in whole or in part to the purchaser or purchasers of such Obligations; accordingly, such purchaser or purchasers shall become vested with all of the powers and rights hereunder Further, no sale or assignment shall act to release or discharge, in whole or in part, Secured Party from any liability or responsibility hereunder with respect to the rights and interests so assigned.

     10.  Miscellaneous.
          -------------

          (a) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon Secured Party and EMB and their respective successors and assigns.

          (b) Changes. Changes in or additions to this Agreement may be made or compliance with any term, covenant, agreement, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively), only upon written consent of EMB and Secured Party.

          (c) Notices. All notices, requests, consents and demands shall be made in writing and shall be delivered by facsimile to the fax number set forth below or by hand, sent via a reputable overnight courier service or mailed by first class certified or registered mail, return receipt requested, postage prepaid to EMB;

          If to EMB:

          EMB Corporation
          5075 Warner Avenue
          Suite B
          Attention:  Chief Executive Officer
          (Fax Number:  714-377-2123)

          With a copy to:
          (which shall not constitute notice)

          Bryan Cave LLP
          2020 Main Street, Suite 600
          Irvine, California 92614
          Attention:  Randolf W. Katz, Esquire
          (Fax Number:  949-223-7100)

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          If to Secured Party:

          FGFC Holdings, Inc.
          Attn:  Rodney K. Thompson
          3 Hutton Center Drive
          Suite 150
          Santa Ana, California 92707
          (Fax Number:  714-850-9920)

          (d) Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California notwithstanding any conflict-of-laws doctrines of such state or other jurisdictions to the contrary, and without the aid of any canon, custom or rule of law requiring constructions against the draftsman. The parties agree to submit to the jurisdiction and venue of the state and federal courts of Orange County, California, for the purposes of resolving disputes hereunder. and authorize any such action to be instituted and prosecuted exclusively in the Superior Court of the State of California or, if appropriate, the United States District Court for the Central District of California.

          (e) Breach. EMB agrees to pay all costs of enforcement, including reasonable attorney's fees and legal expenses incurred by Secured Party in the event that EMB fails to comply with or otherwise breaches this Agreement.

          (f) Severability. If any provision of this Agreement is held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions of this Agreement, all of which are declared severable.

          (g) Headings. The headings used in this Agreement are solely for convenience of reference and shall not affect its interpretation.

          (h) Words and Phrases. Words and phrases such as "to this Agreement," "herein," "hereinafter," "hereto," "hereof," "hereby," and "hereunder," when used with reference to this Agreement, refer to this Agreement as a whole, unless the context otherwise requires.

          (i) Gender and Number. Wherever from the context of this Agreement it appears appropriate, each term stated in either the singular or the plural shall include the singular or the plural, and pronouns sated in either the masculine, feminine or neuter gender, shall include the masculine, feminine and neuter.

          (j) Conflict. In the event of any conflict between the terms of any of the Loan Documents, including, but not limited to, this Agreement and the Note, the terms of the Note shall control.

          (k) Entire Understanding. Except as expressly reserved or otherwise provided herein, this Agreement contains the entire understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or

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conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

          (l) Jury Waiver. THE PARTIES HEREBY WAIVE TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE FINANCING TRANSACTIONS OF WHICH THIS AGREEMENT IS A PART AND/OR THE ENFORCEMENT OF ANY OF THE PARTIES' RESPECTIVE RIGHTS AND REMEDIES, INCLUDING WITHOUT LIMITATION, TORT CLAIMS. THE PARTIES ACKNOWLEDGE THAT EACH MADE THIS WAIVER VOLUNTARILY, INTELLIGENTLY, KNOWINGLY, WITHOUT DURESS AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS THEREOF.

          (m) Counterparts. This Agreement may be executed in any number of counterparts, including separate counterparts, all of which when taken together, shall constitute one instrument.

                       [SIGNATURES ON THE FOLLOWING PAGE]

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                            FGFC HOLDINGS, INC.



                                            By:  /s/  Rodney K. Thompson
                                               -------------------------------
                                                      Rodney K. Thompson
                                                      President


                                            EMB CORPORATION



                                            By:  /s/  James E. Shipley
                                               -------------------------------
                                                      James E. Shipley
                                                      Chairman and Chief
                                                      Executive Officer

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